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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.
65 East 55th Street
18th Floor
New York, New York
(212) 593-6900

PROXY STATEMENT

Notice and Proxy Statement for our 2018 Annual General Meeting

May 31, 2018

        This Notice and Proxy Statement is being furnished to the shareholders of Avista Healthcare Public Acquisition Corp. (the "Company", "we", or "us"), a Cayman Islands exempted company, in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at the Annual General Meeting of the Company.

Date, Time and Place

  June 28, 2018 at 10:00 A.M., local time
  Avista Healthcare Public Acquisition Corp.
  65 East 55th Street
  18th Floor
  New York, New York 10022

Matters to be Considered

        Our Annual General Meeting is being held to:

  1.
  Elect six directors to hold office until the 2020 Annual General Meeting or until their successors are elected and qualified.

  2.
  Ratify the selection of Marcum LLP as independent auditors for the year ended December 31, 2018.

        If any other matters properly come before the meeting, the persons named in the proxy or their substitutes will vote in accordance with their best judgment on such matters.

What is included in our proxy materials?

  1.
  Notice of 2018 Annual General Meeting

  2.
  Proxy Statement

  3.
  2017 Annual Report on Form 10-K

  4.
  Proxy Card or Voting Instruction Form

Record Date; Shares Outstanding and Entitled to Vote

        The Board has fixed the close of business on May 18, 2018 as the record date for the determination of the holders of our Class A ordinary shares, par value $0.0001 per share (the "Class A ordinary shares") and the Class B ordinary shares, par value $0.0001 per share (the "Class B ordinary shares," together with the Class A ordinary shares, the "ordinary shares") entitled to notice of and to vote at the meeting. Each shareholder will be entitled to one vote for each ordinary share held on all matters for which such shareholder is eligible to vote and that come before the meeting. Shareholders may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by voting on the Internet or by voting by telephone. At the close of business on May 18, 2018 there were 31,000,000 Class A ordinary shares and 7,750,000 Class B ordinary shares entitled to vote.

Mailing Date

        This proxy statement and the accompanying form of proxy are first being sent to holders of the ordinary shares on or about May 31, 2018.

Broker Non-Votes

        A "broker non-vote" occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under applicable stock exchange rules, brokers may not vote on "non-routine" proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as "non-votes." The election of directors is considered a "non-routine" item, which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions. The proposal to ratify the selection of independent auditors, however, is considered a "routine" item, which means that brokerage firms may vote in their discretion regarding the selection of independent auditors on behalf of beneficial owners who have not furnished voting instructions. Because at least one routine item is to be voted upon at the meeting, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the 2018 Annual General Meeting.

Required Votes for Each Proposal and Recommendation of the Board of Directors

Proposal	Vote Required	Board Recommendation
Election of Directors	Majority of the Class B ordinary shares represented in person or by proxy and entitled to vote in the election of directors	For each nominee
Ratification of Independent Auditors	Majority of the ordinary shares represented in person or by proxy and entitled to vote thereon	For

        Abstentions or withhold votes, as applicable, and broker non-votes will have no effect on the election of directors. Abstentions will have no effect on the ratification of independent auditors.

Voting and Revocation of Proxies

        Shareholders are requested to vote by proxy in one of three ways:

  •
  Use the toll-free telephone number shown on your proxy card;

  •
  Visit the Internet website at www.voteproxy.com and follow the on-screen instructions; or

  •
  Mail, date, sign and promptly return your proxy card in the enclosed postage prepaid envelope.

        Ordinary shares represented by properly executed proxies received by us or proxies submitted by telephone or via the Internet, which are not revoked, will be voted at the meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules discussed above under "Required Votes for Each Proposal," if instructions are not given, proxies will be voted for the election of each nominee for director named and for ratification of the selection of our independent auditors.

        Voting instructions (including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders' instructions have been recorded properly. A control number, located on the proxy card, will identify shareholders and allow them to vote or submit their proxies and confirm that their voting instructions have been properly recorded. Costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, must be borne by the shareholder. If you vote or submit your proxy by Internet or telephone, it will not be necessary to return your proxy card.

        If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

        If a shareholder does not return a signed proxy card or submit a proxy by the Internet or by telephone, and does not attend the meeting and vote in person, his or her shares will not be voted.

        Any proxy signed and returned by a shareholder or submitted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to the General Counsel and Secretary of the Company, at our address set forth herein, by executing and delivering a later-dated proxy (either in writing, by telephone or via the Internet) or by voting in person at the meeting. Attendance at the meeting will not in and of itself constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on May 18, 2018, in order to vote your shares at the meeting.

Electronic Delivery of Annual Report and Proxy Materials

        This proxy statement and the accompanying Annual Report are available at: www.proxyvote.com.

"Householding" of Annual Report and Proxy Materials

        We have adopted a procedure approved by the Securities and Exchange Commission (the "SEC") called "householding." Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Annual Report and proxy statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings, if any.

        If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the Annual Report and/or the proxy statement, or if you hold shares in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or write to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact Continental Stock Transfer and Trust Company as indicated above and we will deliver promptly a separate copy of the Annual Report and proxy statement to you.

        Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

Proxy Solicitation

        We will bear the costs of solicitation of proxies for the Annual General Meeting. In addition to solicitation by mail, directors and officers may solicit proxies from shareholders by telephone, in person or otherwise. These directors and officers will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Solicitation will be conducted by our directors and officers and we will bear all costs associated with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our ordinary shares held of record by them, and such custodians will be reimbursed for their reasonable expenses.

Independent Auditors

        We have been advised that representatives of Marcum LLP, our independent auditors for 2017, will not attend the 2018 Annual General Meeting, and therefore will not have an opportunity to make a statement or respond to questions.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

        At the meeting, six directors are to be elected to serve until the 2020 Annual General Meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote for the six nominees named by the Board and listed on the following table. The Board expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board may propose. The following information is as of May 18, 2018.

        Each of the biographies of the nominees for election as directors below contains information regarding the person's service as a director, business experience, director positions with other public companies held currently or at any time during the past five years, and the experience, qualifications, attributes and skills that caused the Board to determine that the person should be nominated as a director of the Company at our 2018 Annual General Meeting.

Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any
Thompson Dean	Mr. Dean, 60, has served as a director since December 4, 2015 and as the Executive Chairman of our board of directors since December 10, 2015. Mr. Dean is a Co-Managing Partner and Chief Executive Officer of Avista and has served in various capacities at Avista since its founding in 2005. From 1995 to 2005, Mr. Dean served as Co-Managing Partner of DLJMB Fund, Inc. ("DLJMB") and was Chairman of the investment committees of DLJMB I, DLJMB II, DLJMB III and DLJ Growth Capital Partners. Mr. Dean currently serves on the boards of Acino Pharma AG, National Spine and Pain Centers Holdings, LLC and Trimb Healthcare AB. Mr. Dean also previously served on the board of directors of Charles River Laboratories International, Inc., ConvaTec Healthcare B S.a.r.l., Fougera Pharmaceuticals Inc., IWCO Direct, Inc., Nycomed A/S, Sidewinder Drilling, Inc., VWR Corp. (NASDAQ: VWR) and Zest Anchors LLC. Mr. Dean is a former trustee of Choate Rosemary Hall and The Eaglebrook School. In addition, he serves on various committees of the Boys Club of New York, the Lenox Hill Neighborhood Association and the Museum of the City of New York. Mr. Dean received a B.A. from the University of Virginia, where he was an Echols Scholar, and an M.B.A. with high distinction from Harvard Business School, where he was a Baker Scholar. Mr. Dean was chosen to serve as the Executive Chairman of our board of directors because of his executive level management experience at Avista, board and advisory experience with other companies in and outside of the healthcare industry and his extensive experience in the areas of finance, strategy, international business transactions and mergers and acquisitions.

Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any
David Burgstahler	Mr. Burgstahler, 49, has served as a director since December 4, 2015 and as our President and Chief Executive Officer since December 10, 2015. Mr. Burgstahler is a Co-Managing Partner and President of Avista and has served in various capacities at Avista since its founding in 2005. Prior to forming Avista, he was a Partner of DLJMB from 2004 to 2005 and he served in various capacities at DLJMB and its affiliates from 1995 to 2005. Prior to DLJMB, Mr. Burgstahler worked at Andersen Consulting (now known as Accenture) and McDonnell Douglas (now known as Boeing). He currently serves as a director of Inform Diagnostics, Inc., Kramer Laboratories, Inc., Osmotica Holdings, S.C.Sp, United BioSource Corporation, and WideOpenWest, Inc. (NYSE: WOW). Mr. Burgstahler also previously served on the board of directors of AngioDynamics Inc. (NASDAQ: ANGO), Armored AutoGroup, BioReliance Corp., ConvaTec Healthcare B S.a.r.l., Focus Diagnostics, Inc., INC Research Holdings, Inc. (NASDAQ: INCR), Lantheus Holdings, Inc. (NASDAQ: LNTH), MPI Research, Inc., Strategic Partners, LLC, Visant Corp. and Warner Chilcott PLC (NASDAQ: WCRX). Mr. Burgstahler is also a Trustee of the Trinity School in New York City. Mr. Burgstahler received a B.S. from the University of Kansas and an M.B.A. from Harvard Business School. Mr. Burgstahler was chosen to serve as a director because of his extensive experience serving as a director for a diverse group of private and public companies, including those in the healthcare industry.
Håkan Björklund
Dr. Björklund, Ph.D., 62, has served as a director since the completion of our initial public offering on October 14, 2016. Dr. Björklund has been a healthcare industry advisor to Avista since October 2011. Dr. Björklund worked closely with Avista on the development of Nycomed A/S prior to its sale to Takeda Pharmaceutical Company Limited. Under Dr. Björklund's leadership from 1999 to 2011, Nycomed A/S grew from a predominantly Scandinavian business into a global pharmaceutical company, with Dr. Björklund leading the company through numerous acquisitions. Prior to Nycomed A/S, Dr. Björklund was Regional Director at Astra AB (now AstraZeneca plc) from 1996 to 1999 and, prior to that he was President of Astra Draco AB from 1991 to 1996. Dr. Björklund is Chairman of the board of directors at Acino Pharma AG, Swedish Orphan Biovitrum AB (SOBI) and Trimb Healthcare AB. He was also a director at Danisco A/S until its recent acquisition by Dupont, and was formerly a member of the boards of directors of Atos Medical AB, Coloplast A/S (CPH: COLO-B) and Kibion AB. Dr. Björklund received a Ph.D. in Neuroscience from Karolinska Institutet in Sweden. Dr. Björklund was formerly the Chairman of the board of directors at H. Lundbeck A/S (CPH: LUN). Dr. Björklund was chosen as a director because of his strong background and extensive experience in the healthcare industry.

Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any
Charles Harwood	Mr. Harwood, 64, has served as a director since the completion of our initial public offering on October 14, 2016. Mr. Harwood has served as a healthcare industry advisor to Avista since 2007. Mr. Harwood previously served as the President and Chief Executive Officer of BioReliance Corp., a pharmaceutical services company engaged in biologic product testing and specialty toxicology testing, from April 2009 until March 2013, after its sale to Sigma-Aldrich Co. LLC in January 2012. Prior to that, Mr. Harwood was President and Chief Executive Officer of Focus Diagnostics, Inc. from 2002 until the company's sale in July 2006. From 1993 to 2001, Mr. Harwood held several positions, including Chief Financial Officer and Senior Vice President of Venture Development at Covance Inc., a drug development services company, where he led numerous acquisitions and divestitures, as well as the spin-off of Covance Inc. from Corning Inc. in January 1997. Prior to working at Covance Inc., Mr. Harwood worked in commercial real estate development and in the Medical Products Group of the Hewlett-Packard Company. He is the Chairman of the board of directors of Inform Diagnostics Inc. and a director of United BioSource Corporation. He previously served as MPI Research, Inc.'s Chief Executive Officer and Chairman of the board of directors. He also previously served as a director of BioReliance Corp., and as director and Chairman of the Audit Committee of INC Research Holdings, Inc. (NASDAQ: INCR). Mr. Harwood received a B.A. from Stanford University and an M.B.A. from Harvard Business School. Mr. Harwood was chosen as a director because of his extensive knowledge and experience in the healthcare industry.
Brian Markison
Mr. Markison, 58, has served as a director since the completion of our initial public offering on October 14, 2016. Mr. Markison has been a healthcare industry advisor to Avista since September 2012. Mr. Markison has more than 30 years of operational, marketing, commercial development and sales experience with international pharmaceutical companies. He is currently the Chief Executive Officer of Osmotica Holdings, S.C.Sp. Prior to that he was the President and Chief Executive Officer and member of the board of directors of Fougera Pharmaceuticals Inc. from July 2011 to July 2012, a specialty pharmaceutical company in dermatology, prior to its sale to Sandoz Ltd., the generics division of Novartis AG. Before leading Fougera, Mr. Markison was Chairman and Chief Executive Officer of King Pharmaceuticals, Inc., which he joined as Chief Operating Officer in March 2004, and was promoted to President and Chief Executive Officer later that year and elected Chairman in 2007. Prior to joining King Pharmaceuticals, Inc., Mr. Markison held various senior leadership positions at Bristol-Myers Squibb Company, including President of Oncology, Virology and Oncology Therapeutics Network; President of Neuroscience, Infectious Disease and Dermatology; and Senior Vice President, Operational Excellence and Productivity. He serves as Chairman of the boards of Lantheus Holdings, Inc. (NASDAQ: LNTH), Osmotica Holdings, S.C.Sp. and Rosetta Genomics Ltd. (NASDAQ: ROSG) and is on the board of directors of National Spine and Pain Center, LLC, Braeburn Pharmaceuticals, Inc., and Immunomedics, Inc. (NASDAQ: IMMU). He is also a Director of the College of New Jersey. Mr. Markison received a B.S. degree from Iona College. Mr. Markison was chosen as a director because of his strong commercial and operational management background and extensive experience in the pharmaceutical industry.

Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any
Robert O'Neil	Mr. O'Neil, 67, has served as a director since the completion of our initial public offering on October 14, 2016. Mr. O'Neil has served as a healthcare industry advisor to Avista since April 2015. Most recently, he was Worldwide Vice President of Business Development for Johnson & Johnson's Consumer Group of Companies from November 2002 to May 2014 and concurrently served as a Member of the Consumer Group Operating Committee and a member of the board for the Johnson & Johnson Development Corp. Previously, he was Vice President, Business Development, for Johnson & Johnson's Pharmaceutical Group from 1994 to November 2002. From 1991 to 1993, Mr. O'Neil was Senior Vice President, Sales, Marketing, New Product Development, for Ortho McNeil Pharmaceutical (a wholly-owned company of Johnson & Johnson). He was also a Member of the Ortho McNeil Pharmaceutical Management board. Prior to that role, Mr. O'Neil held various leadership positions in sales and marketing with Johnson & Johnson beginning in 1974. Mr. O'Neil currently serves on the board of directors of Kramer Laboratories, Inc. and Trimb Healthcare AB. Mr. O'Neil received a B.S. from the Stillman School of Business at Seton Hall University and a M.B.A. from the Tobin College of Business at St. John's University. Mr. O'Neil was chosen as a director due to his extensive experience in the pharmaceutical and healthcare industries.

The Board of Directors recommends a vote FOR each of the above-named nominees.

 INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES

        We are a blank check company incorporated on December 4, 2015 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses ("business combination"). On, October 14, 2016, we completed an initial public offering of our units, which are comprised of one Class A ordinary share and one warrant to purchase one-half of one Class A ordinary share. Our publicly traded ordinary shares, units and warrants are currently listed on the NASDAQ Capital Market under the symbols "AHPA," "AHPAU" and "AHPAW," respectively.

        Based on our business activities, the Company is a "shell company" as defined under the Exchange Act of 1934 (the "Exchange Act") because we have no operations and nominal assets consisting almost entirely of cash. We also have neither engaged in any operations nor generated any revenue to date. We have reviewed, and continue to review, a number of opportunities to enter into a business combination with an operating business, but we are not able to determine at this time whether we will complete a business combination with any of the target businesses that we have reviewed or with any other target. Our efforts to identify a prospective target business have not been limited to a particular industry or geographic region, although we have focused our search on targeted North American or European healthcare related business.

Corporate Governance and Number and Terms of Office of Directors

        Our Board consists of six members, four of whom are independent under NASDAQ Listing Standards. An "independent director" is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director.

        This general meeting will be the Company's first Annual General Meeting. Our amended and restated memorandum and articles of association (our "articles") require that we hold director elections at the first such meeting. Commencing at this Annual General Meeting and at each annual general meeting thereafter, each of our directors will hold office for a two-year term.

        In addition, under our articles, only holders of our Class B ordinary shares initially purchased by Avista Acquisition Corp., a Cayman Islands exempted company (the "Sponsor") and certain other accredited investors (the "Founder Shares") have the right to elect directors prior to the consummation of a business combination. Accordingly, holders of our Class A ordinary shares will not have the right to vote on the election of directors at this Annual General Meeting. These provisions of our articles may only be amended by a special resolution passed by a majority of at least 90% of our ordinary shares voting in a general meeting. Subject to any other special rights applicable to the shareholders, any vacancies on our Board may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our Founder Shares.

Director Independence

        The Board has determined that Messrs. Björklund, Harwood, Markison and O'Neil are "independent directors" as defined in Rule 10A-3 of the Exchange Act and the rules of the NASDAQ. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committee Membership, Board and Committee Meetings and Attendance

        The Board has two standing committees: an Audit Committee and a Compensation Committee. Each of the Audit Committee and Compensation Committee is composed solely of independent directors.

        From December 4, 2015 (inception) through December 31, 2016, the end of the Company's fiscal year, the Company's Audit Committee held one meeting, at which all members of the Audit Committee were present. The Board or a committee thereof acted by way of unanimous written resolution six times in fiscal year 2016. The Company's Compensation Committee did not hold meetings in fiscal year 2016.

        From December 31, 2016 through December 31, 2017, the Company's Audit Committee held three meetings, at which all members of the Audit Committee were present. The Board or a committee thereof acted by way of unanimous written resolution nine times in fiscal year 2017. The Company's Compensation Committee did not hold meetings in fiscal year 2017 because none of our officers or directors were compensated in 2017 (See "Executive Compensation" below).

Audit Committee

        The members of our Audit Committee are Messrs. Harwood, Markison and O'Neil. Mr. Harwood serves as Chairman of the Audit Committee.

        Each member of the Audit Committee is financially literate and the Board has determined that Mr. Harwood qualifies as an "Audit Committee financial expert" as defined in applicable SEC rules.

        We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

  •
  the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

  •
  pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

  •
  reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

  •
  setting clear hiring policies for employees or former employees of the independent auditors;

  •
  setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

  •
  obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor's internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

  •
  reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

  •
  reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

        The members of our Compensation Committee are Messrs. Markison and Harwood. Mr. Markison serves as Chairman of the Compensation Committee. The Company adopted a Compensation Committee Charter which details the principal functions of the Compensation Committee, including:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to the Chief Executive Officer's compensation, evaluating the Chief Executive Officer's performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Chief Executive Officer's based on such evaluation;

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  reviewing and approving the compensation of all of the Company's other officers;

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  reviewing the Company's executive compensation policies and plans;

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  implementing and administering the Company's incentive compensation equity-based remuneration plans;

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  assisting management in complying with the Company's proxy statement and Annual Report disclosure requirements;

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  approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company's officers and employees;

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  producing a report on executive compensation to be included in the Company's annual proxy statement; and

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  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

        The Compensation Committee Charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Certain Relationships and Related Person Transactions

Policies and Procedures with Respect to Transactions with Related Persons

        The Company has not yet adopted a formal policy for the review, approval or ratification of related party transactions.

        The Company has adopted a code of ethics requiring it to avoid, wherever possible, all conflicts of interest, except under guidelines or resolutions approved by the Board (or the appropriate committee of the Board) or as disclosed in its public filings with the SEC. Under the Company's code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

        In addition, the Company's Audit Committee is responsible for reviewing and approving related party transactions to the extent that the Company enters into such transactions. An affirmative vote of a majority of the members of the Audit Committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire Audit Committee constitutes a quorum. Without a meeting, the unanimous written resolution of all of the members of the Audit Committee is be required to approve a related party transaction. The Company also requires each of its directors and executive officers to complete a directors' and officers' questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

        To further minimize conflicts of interest, the Company has agreed not to consummate an initial business combination with an entity that is affiliated with any of its Sponsor, officers or directors unless the Company, or a committee of independent directors, has obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that the Company's initial business combination is fair from a financial point of view. Furthermore, no finder's fees, reimbursements or cash payments will be made to the Sponsor, the Company's officers or directors, or its or their affiliates, for services rendered to the Company prior to or in connection with the completion of the Company's initial business combination.

        The Company's Audit Committee reviews on a quarterly basis all payments that were made to the Sponsor, the Company's officers or directors, or its or their affiliates.

Director Nomination Process

        The Company does not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, the Company does not have a nominating committee charter in place.

        Prior to a business combination, the Board will also consider director candidates recommended for nomination by holders of our Founder Shares during such times as they are seeking proposed nominees to stand for election at an annual general meeting (or, if applicable, an extraordinary general meeting). Prior to a business combination, holders of our Class A ordinary shares will not have the right to recommend director candidates for nomination to our board.

        The Company has not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of the Company's business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of the Company's shareholders.

Board Leadership Structure and Risk Oversight

        The Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and the Company's governing documents do not mandate a particular structure. Currently, the Company's Chief Executive Officer and Chairman roles are separately held by Messrs. Burgstahler and Dean, respectively.

        The Board oversees the Company's risk management process directly and through its committees. The Board focuses on the Company's general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management, including in light of the Company's status as a Special Purpose Acquisition Company, or "SPAC," prior to the business combination.

Communicating with the Board

        Shareholders may communicate with the Board generally or a specific director at any time by writing to the Company's General Counsel and Secretary at Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, New York 10022. The Company reviews all messages received, and forwards any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to the Board.

 INFORMATION ON SHARE OWNERSHIP

Present Beneficial Ownership

        The following table sets forth information available to us at May 18, 2018 with respect to our ordinary shares held by:

  •
  each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

  •
  each of our officers and directors that beneficially own ordinary shares; and

  •
  all our officers and directors as a group.

        Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as they are not exercisable within 60 days of May 18, 2018.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Ordinary Shares
Avista Acquisition Corp.(3)	5,692,500	14.7%
Thompson Dean(3)	5,692,500	14.7%
David Burgstahler(3)	5,692,500	14.7%
Glazer Capital, LLC(4)	3,026,649	7.8%
Polar Asset Management Partners Inc.(5)	2,648,276	6.8%
ArrowMark Colorado Holdings LLC(6)	2,390,526	6.2%
Alyeska Investment Group, L.P.(7)	2,100,000	5.4%
Angelo, Gordon & Co., L.P.(8)	1,871,123	4.8%
Arrowgrass Capital Partners (US) LP(9)	1,793,000	4.6%
John Cafasso	—	*
Benjamin Silbert	—	*
Håkan Björklund	427,500	1.1%
Charles Harwood	427,500	1.1%
Brian Markison	775,000	2.0%
Robert O'Neil	427,500	1.1%
All Directors and executive officers as a group (8 individuals)	7,750,000	20.0%

*
Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 65 East 55th St., 18th Floor, New York, NY 10022.

(2)
Interests shown consist solely of Founder Shares, classified as Class B ordinary shares. Such ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment.

(3)
Reflects Class A ordinary shares issuable upon conversion of Class B ordinary shares of the Issuer on a 1:1 basis. Messrs. Dean and Burgstahler may be deemed to beneficially own shares held by the Sponsor by virtue of their shared control over our Sponsor. Each of Messrs. Dean and Burgstahler disclaims beneficial ownership of our ordinary shares held by our Sponsor.

(4)
According to Schedule 13G, filed on February 14, 2018, by Glazer Capital ("Glazer Capital") and Paul J. Glazer ("Mr. Glazer"), the business address of such parties is 250 West 55th Street, Suite 30A, New York, NY 10019. According to such Schedule 13G, Glazer Capital, LLC serves as the investment manager to certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the "Glazer Funds"), in whose name the Class A ordinary shares are held, and Mr. Glazer serves as the managing member of Glazer Capital, with respect to the shares of Common Stock held by the Glazer Funds.

(5)
According to Schedule 13G/A, filed on February 9, 2018, the business address of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. According to such Schedule 13G, Polar Asset Management Partners Inc. serves as investment manager to Polar Multi Strategy Master Fund and certain managed accounts with respect to the Class A ordinary shares held by such parties.

(6)
According to Schedule 13G/A, filed on February 9, 2018 by ArrowMark Colorado Holdings LLC, the business address of such party is 100 Fillmore Street, Suite 325, Denver, Colorado 80206. According to such Schedule 13G, ArrowMark Colorado Holdings LLC acts as investment advisor to the entities named therein that hold the Class A ordinary shares.

(7)
According to Schedule 13G/A, filed on February 14, 2018, by Alyeska Investment Group, L.P, Alyeska Fund GP, LLC, Alyeska Fund 2 GP, LLC and Parekh, the business address of such parties is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601. According to such Schedule 13G, Alyeska Fund GP, LLC is the general partner and control person of Alyeska Master Fund, L.P., Alyeska Fund 2 GP, LLC is the general partner and control person of Alyeska Master Fund 2, L.P., and Anand Parekh is the Chief Executive Officer and control person of Alyeska Investment Group, L.P.

(8)
According to Schedule 13G, filed on February 14, 2018, by Angelo, Gordan & Co., and Michael L. Gordon ("Mr. Gordon"), the business address of such parties is 245 Park Avenue, New York, New York 10167. According to such Schedule 13G, Mr. Gordon, serves as the managing member of JAMG LLC, which is the general partner of AG Partners, L.P., which is the sole general partner of Angelo, Gordon & Co., L.Pupon the exercise of currently exercisable stock options and 750 shares that may become exercisable within 60 days.

(9)
According to Schedule 13G, filed on February 14, 2018 by Arrowgrass Capital Partners (US) LLP and Arrowgrass Capital Services (US) Inc. the business address of such parties is 1330 Avenue of the Americas, 32nd Floor, New York, New York 10019. According to such Schedule 13G, Arrowgrass Capital Partners (US) LP serves as the investment manager to cerain funds named therein that hold the Class A ordinary shares and Arrowgrass Capital Services (US) Inc. serves as the general partner of Arrowgrass Capital Partners (US) LP.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, we believe that during the year ended December 31, 2017 there were no delinquent filers.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

        We do not have any employees. Additionally, none of our officers or directors have received any cash compensation for services rendered to us. Commencing on October 11, 2016, and until the earlier of the consummation of a business combination or our liquidation, we will pay an affiliate of our Sponsor a total of $10,000 per month for office space, administrative and support services. Our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out of pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

        After the completion of a business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. Directors of the post combination business will be responsible for determining officer and director compensation.

        We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of a business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management's motivation in identifying or selecting a target business but we do not believe that the ability of our management team to remain with us after the consummation of a business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Compensation Committee Report

        I have reviewed and discussed with our management the above Compensation Discussion and Analysis ("CD&A"). Based upon my review and discussions, I have recommended to the Board of Directors that the CD&A be included in this proxy statement on Schedule 14A.

Submitted by:
Compensation Committee of the Board,
Charles Harwood Brian Markison

 AUDIT COMMITTEE REPORT

Audit Committee Report

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management, and has discussed with the Company's independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board. Additionally, the Audit Committee has received the written disclosures and the letter from Marcum LLP, the Company's independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with Marcum LLP, the independent registered public accounting firm's independence. The Audit Committee also concluded that Marcum LLP's provision of audit and non-audit services to the Company, as described in the proxy statement, is compatible with Marcum LLP's independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2017 be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:
Audit Committee of the Board,
Charles Harwood Brian Markison Robert O'Neil

FEES AND SERVICES

        Fees for professional services provided by our independent registered public accounting firm since inception include:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Audit Fees(1)	$53,560	$51,392
Audit Related Fees(2)	31,380	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

Total	$84,940	$51,392

(1)
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-Related Fees. During the year ended December 31, 2017, professional services rendered with regards to the consents included in our Registration Statements on Forms S-4 and S-4/As filed during the year totaled $31,380.

(3)
Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)
All Other Fees. All other fees consist of fees billed for all other services, including due diligence services related to a potential business combination.

Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors

        The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the Audit Committee charter.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The ratification of the selection of Marcum LLP as independent auditors is being submitted to shareholders because we believe that this action follows sound corporate practice and is in the best interests of the shareholders. If the shareholders do not ratify the selection by the affirmative vote of the holders of a majority of the ordinary shares voted at the meeting, the Audit Committee of the Board may reconsider the selection of independent auditors, but such a vote will not be binding on the Audit Committee. If the shareholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if they believe that this change would be in our and our shareholders' best interests.

        The Board recommends that the shareholders ratify the selection of Marcum LLP, an independent registered public accounting firm, as the independent auditors to audit our accounts and those of our subsidiaries for 2018. The Audit Committee approved the selection of Marcum LLP as our independent auditors for 2018. Marcum LLP are currently our independent auditors.

        Accordingly, we ask our shareholders to vote on the following resolution:

        "Resolved, that the selection of Marcum LLP as independent auditors for the year ended December 31, 2018 be ratified, approved and confirmed in all respects."

        The Board of Directors recommends a vote FOR this proposal.

ANNUAL REPORT AND COMPANY INFORMATION

        A copy of our Annual Report (without exhibits) on Form 10-K, including the financial statements and financial statement schedules as required to be filed with the SEC, is being furnished to shareholders concurrently herewith and will also be available to shareholders on request without charge by writing to: General Counsel and Secretary, Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022. Exhibits to the Annual Report will be furnished to shareholders upon payment of reasonable photocopying and shipping charges. Shareholders may request a written copy of our Audit Committee Charter and our Code of Ethics, by writing to the General Counsel and Secretary at the aforementioned address.

PROPOSALS AND NOMINATIONS BY SHAREHOLDERS

        Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2019 Annual General Meeting must be received by us at 65 East 55th Street, 18th Floor, New York, NY 10022, Attention of Benjamin Silbert, General Counsel and Secretary no later than January 31, 2019. Any shareholder proposal must submitted be in accordance with the rules and regulations of the SEC. With respect to proposals or nominations submitted by a shareholder other than for inclusion in our 2019 proxy statement and related form of proxy, timely notice of any shareholder's intention to present such business must be received by us in accordance with our articles no later than January 31, 2019. Any proxies solicited by the Board for the 2018 Annual General Meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

        It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. The proxy may be revoked at any time by you before it is exercised. If you attend the meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own shares. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on May 18, 2018, in order to vote your shares at the meeting.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 27, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. 65 EAST 55TH STREET 18TH FLOOR NEW YORK, NY 10022 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 27, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E48947-P10610 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. The Board of Directors recommends you vote FOR the following: For Against Abstain ! ! ! 2. Ratify the selection of Marcum LLP as the independent auditors of the Company for 2018. Note: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting. ! ! Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E48948-P10610 AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. Annual General Meeting June 28, 2018 10:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Benjamin Silbert and John Cafasso, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Class A ordinary shares of AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. that the shareholder(s) is/are entitled to vote at the Annual General Meeting to be held at 10:00 AM, EDT on June 28, 2018, at the offices of Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments:

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 27, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. 65 EAST 55TH STREET 18TH FLOOR NEW YORK, NY 10022 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 27, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E48949-P10610 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. The Board of Directors recommends you vote FOR the following: 1. Election of Directors For Against Abstain Nominees: ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Thompson Dean For Against Abstain ! ! ! 1b. David Burgstahler 2. Ratify the selection of Marcum LLP as the independent auditors of the Company for 2018. 1c. Hakan Bjorklund NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1d. Charles Harwood 1e. Brian Markison 1f. Robert O'Neil ! For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting. ! ! Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E48950-P10610 AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. Annual General Meeting June 28, 2018 10:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Benjamin Silbert and John Cafasso, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Class B ordinary shares of AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. that the shareholder(s) is/are entitled to vote at the Annual General Meeting to be held at 10:00 AM, EDT on June 28, 2018, at the offices of Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments:

QuickLinks

PROPOSAL NO. 1: ELECTION OF DIRECTORS
INFORMATION CONCERNING THE BOARD OF DIRECTORS AND BOARD COMMITTEES
INFORMATION ON SHARE OWNERSHIP
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
Compensation Committee Report
AUDIT COMMITTEE REPORT
FEES AND SERVICES
PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
ANNUAL REPORT AND COMPANY INFORMATION
PROPOSALS AND NOMINATIONS BY SHAREHOLDERS